UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

ImmunityBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in the Company’s Form 10-Q filed on August 5, 2025, on July 29, 2025 the United States District Court for the Southern District of California (the “Court”) issued an order (the “Order”) providing for preliminary approval of a proposed settlement of the claims asserted nominally on behalf of ImmunityBio, Inc. (the “Company”) against the individual defendants named in the previously disclosed stockholder derivative actions entitled Van Luven v. Soon-Shiong et al., Case No. 3:24-cv-02014-GPC-VET, Barbieri v. Soon-Shiong, et al., Case No. 3:25-cv-00416-AGS-JLB and Shin v. Soon-Shiong, et al., Case No. 3:25-cv-00423-JAH-DDL, pending before the Court in accordance with the Stipulation and Settlement Agreement entered in May 2025 (the “Stipulation”). The proposed settlement calls for the Company to adopt certain corporate governance reforms as described further in the Stipulation, and pay attorneys’ fees, which the Company expects to be funded by its insurance carrier, in exchange for a full and complete release and dismissal of the derivative actions. The Order set a final approval hearing for November 4, 2025.

As required by the Order, the Company has posted a copy of the Notice of Proposed Derivative Settlement (the “Notice”) and the Stipulation to the Investor Relations section of the Company’s website, and on August 8, 2025 is filing this Current Report on Form 8-K and attaching the Notice and Stipulation as exhibits hereto, copies of which are attached as Exhibit 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1*	Notice of Proposed Derivative Settlement.

99.2*	Stipulation and Settlement Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Registrant

Date: August 8, 2025	By:	/s/ Jason R. Liljestrom
Jason R. Liljestrom
General Counsel and Corporate Secretary